Exhibit 99.2

March 13, 2018 Natera, Inc. Q4 2017 Earnings Call

Safe Harbor This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-K for the year ended December 31, 2017. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us can be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or on the Internet at http://www.sec.gov.Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our common stock is listed on the NASDAQ Global Select Market, and these reports, proxy statements and other information are also available for inspection at the offices of the NASDAQ Stock Market, Inc. located at 1735 K Street, NW, Washington, D.C. 20006. We will provide without charge upon written or oral request a copy of any or all of the documents that are incorporated by reference into this prospectus, other than exhibits which are specifically incorporated by reference into such documents. Requests should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090. 2

Recent Highlights Processed 137,800 tests in Q4 2017, 17% growth vs. Q4 2016 Panorama®: approximately 97,000 tests processed, 10% growth YoY HorizonTM: approximately 34,400 tests accessioned, 56% growth YoY Signed $50.0M Next Generation Sequencing Agreement with Qiagen $40.0M cash upfront, $10.0M future milestones, significant ongoing royalties Total revenues of $53.8M in Q4 2017, up 9% from Q4 2016 Approximately $4.0M in cash collections delayed from Q4 2017 into 2018 SignateraTM oncology research use application launch underway Signed agreements for 15 pilot studies with leading pharmaceutical companies for Signatera research use tool Over 10 research collaborations signed with academia to support of CLIA launch 3

Partnership to develop NGS-based clinical tests $40 million upfront* $10 million milestones** Ongoing royalties on sequencer and reagent kit sales Accessing hospitals and labs globally + + Benefits to Natera Licensing fee plus royalties ** Delivered upon achievement of key milestones 4

Driving growth in core products 6% 5% 5 Processed Units Accessioned Units 32,800 34,400 25,000 26,000 27,000 28,000 29,000 30,000 31,000 32,000 33,000 34,000 35,000 Q3 2017 Q4 2017 91,200 97,000 70,000 75,000 80,000 85,000 90,000 95,000 100,000 Q3 2017 Q4 2017

Selected clinical trial partnerships in oncology Institution Trial Cancer Size Investigator Overview TRACERx Lung NSCLC 850 Charles Swanton Monitoring ctDNA for treatment response and recurrence I-SPY 2 Trial Breast 234 Laura Esserman Monitoring ctDNA for treatment response and residual disease Ovarian Reflex Ovarian 150 James Ford ctDNA panel for detection of ovarian cancer in adnexal mass population Bladder MRD and RM Bladder 50 Lars Dyrskjøt Andersen Monitoring ctDNA for residual disease, treatment response, and recurrence Lung Reflex NSCLC 30 Pierre Massion ctDNA panel for detection of lung cancer in patients with indeterminate pulmonary nodules Ovarian Reflex Ovarian 100 June Hou ctDNA panel for detection of ovarian cancer in adnexal mass population 12 deals signed with leading pharma companies for Signatera RUO 10+ academic collaborations with leading KOLs 6

Signatera™ in the Adjuvant Setting (Colon)



Previously Diagnosed Cancer Patient
Curative-intent Surgery
Signatera™
ctDNA negative
ctDNA positive
Surveillance/ monitoring
Adjuvant Chemotherapy

Example: Colorectal cancer.

Unmet Need: ~20% of Stage II CRC patients receive adjuvant chemo in US, but only 2-4% will benefit.[1] NCCN guidelines ambiguous about who should receive therapy.

Market size: 30,000 patients per year in US.[2]

Clinical/Economic Impact: Potentially over 60% reduction in number of patients receiving adjuvant chemotherapy, creating value of approximately $4000 per test.[3] Additional value from regular ctDNA monitoring to detect recurrence.

Clinical Evidence: Retrospective study with Aarhus will correlate ctDNA levels with relapse-free survival in 130 patients with CRC. Preliminary data to be presented at AACR 2018.

Reimbursement Strategy: Apply for unique PLA code and Coverage with Data Development (CDD) while prospective utility study is underway.

natera
Conceive. Deliver.

AARHUS UNIVERSITET

[1] O'Connon et al, JCO. 2010 [2] SEER database [3] Natera analysis

7

Average Selling Prices Stable Multi-year, fixed price payer contracts Increasing average risk NIPT Coverage Increasing coverage for microdeletions Broader Medicaid coverage Shift from procedure code to NIPT Code In-Network shift Shift from procedure code to Microdeletions code Total revenues / tests accessioned Three Distinct Pricing Headwinds Pricing Drivers Going Forward 8 $0 $1,000 2015 2016 2017 2018E 2019E 2020E

Revenue returning to growth Revenue Growth Drivers Core volume momentum driven by 2017 NIPT improvements New products contributing to revenue Monetizing core technology with NGS partners Stable pricing ($ in millions) 9 $250 $190 $217 $211 $275 – $50 $100 $150 $200 $250 $300 2015 2016 2017 2018 guidance

Natera’s Path to Cash Flow Breakeven Steady volume growth Stable pricing Continued momentum in COGS reductions Stable operating expenses as revenues grow 10

R&D Investments Driving Strong Returns ~ Blended COGS Trajectory $105 savings X 519,000 tests / year = $54MM annual savings ~50% ROIC on all R&D spend since Q1 2015 11 ~ $388 $283 $250 $200 – $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q4 2017 Q2 2018E Funded projects

Significant Earnings Potential Embedded in Quarterly Volumes

	Estimated Quarterly Un-Reimbursed Test Volume	Expected Future ASP	Estimated Revenues & Cash Flow from Un-Reimbursed Volume
panorama Average Risk NIPT	28,000	~$450	~$12MM
panorama Microdeletions	41,000	~$450	~$18MM
Total per quarter	69,000		~$30MM

natera Conceive. Deliver.

Not for further reproduction or use

12

R&D Investments Focused on Core Business 13 2018 estimated breakdown of R&D spend by category Oncology 25% COGS 35% Prenatal 40%

Q4 2017 Financial Overview Average selling price changes, growth in Horizon volumes primary drivers of change vs Q4 2016 P&L Q4’17 Q4’16 Change Horizon Revenue $ 17.0 $ 11.4 $ 5.6 Panorama Revenue $ 32.0 $ 34.3 $(2.3) Total Revenue $ 53.8 $ 49.3 $ 4.5 Gross Margin%* 32% 23% 870 bps R&D $ 13.0 $ 11.5 $ 1.5 SG&A $ 48.9 $ 37.5 $ 11.4 Net Loss Per Diluted Share $(0.87) $(0.72) $(0.15) Balance Sheet Dec 31, 2017 Sep 30, 2017 Change Cash & Investments 1 $ 119.3 $ 146.6 $(27.3) UBS Line of Credit $ 50.1 $ 50.1 $ -- Orbimed Debt Facility $ 73.1 $ 73.2 $(0.1) ($ in millions, except for per share data) 1 Cash and investments also include short-term and long-term restricted cash. 14

2018 Guidance ($ in millions) Revenue $250 - $275 Gross Margin % revenue 35% - 40% SG&A $140 - $150 R&D $50 - $55 Cash Burn $40 - $60 15

[LOGO]